SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2011

Vermillion, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34810

Delaware	33-059-5156
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

12117 Bee Caves Road Building Two, Suite 100, Austin, TX 78738

(Address of principal executive offices, including zip code)

512.519.0400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 6, 2011, Vermillion, Inc. (the “Company”) held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”). The matters voted on at the Annual Meeting were: (1) the election of James S. Burns, Peter S. Roddy and Carl Severinghaus as Class II directors, each to serve for a three-year term and until their successors are duly elected and qualified; (2) an advisory vote on the compensation of the Company’s named executive officers, as presented by the Company’s proxy statement for the Annual Meeting; (3) an advisory vote on the frequency of future advisory votes on executive compensation, as presented by the Company’s proxy statement for the Annual Meeting; and (4) the ratification of the Board’s appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011. As of the record date for the meeting, there were 14,708,594 shares of Vermillion common stock, par value $0.001 per share, issued and outstanding and entitled to vote. There were 12,775,339 shares present in person or by proxy at the Annual Meeting. The final voting results were as follows:

Proposal 1. Election of Directors

NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
James S. Burns	4,193,931	1,900,950	6,680,458
Peter S. Roddy	4,244,860	1,850,021	6,680,458
Carl Severinghaus	4,243,540	1,851,341	6,680,458

Based on the votes set forth above, the nominees set forth above were duly elected to serve as Class II directors of the Company for a three-year term and until their successors are duly elected and qualified.

Proposal 2. Advisory Vote on the Compensation of the Company’s Named Executive Officers

The advisory vote on the compensation of the Company’s named executive officers, as set forth in the Company’s proxy statement for the Annual Meeting, received the following votes:

FOR	AGAINST	ABSTENTION	BROKER NON-VOTES
4,913,023	706,839	475,019	6,680,458

Based on the votes set forth above, the compensation of the Company’s named executive officer, as set forth in the Company’s proxy statement for the Annual Meeting, was approved in an advisory vote by the stockholders.

Proposal 3. Advisory Vote on the Frequency of Advisory Votes on the Compensation of the Company’s Named Executive Officers

The advisory vote on the frequency with which advisory votes should be held on the compensation of the Company’s named executive officers, as set forth in the Company’s proxy statement for the Annual Meeting, received the following votes:

THREE YEARS	TWO YEARS	ONE YEAR	ABSTENTIONS	BROKER NON-VOTES
2,153,590	76,328	3,397,571	467,392	6,680,458

Based on the votes set forth above, the advice of the stockholders is that the Company should hold an advisory vote on the compensation of the Company’s named executive officers every year.

In accordance with the results of this vote, the Board of Directors determined to implement an advisory vote on executive compensation every year until the next required vote on the frequency of stockholder votes on executive compensation. The Company is required to hold such a vote on frequency every six years.

Proposal 4. Ratification of the Appointment of Independent Registered Public Accounting Firm

The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 received the following votes:

FOR	AGAINST	ABSTENTION
11,833,764	501,896	439,679

Based on the votes set forth above, the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 was duly ratified by the stockholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vermillion, Inc.

Date: June 6, 2011	By:	/s/ Sandra A. Gardiner
Sandra A. Gardiner
Vice President and Chief Financial Officer